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                                 UNITED STATES
                     SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON, D.C.  20549





                                   FORM  8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 10, 2000
                               (OCTOBER 2, 2000)


                              ZYDECO ENERGY, INC.
            (Exact name of registrant as specified in its charter)



         Delaware                     0-22076                 76-0404904
(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                     Identification No.)


                       635 West Campbell Road, Suite 130
                            Richardson, Texas 75080
              (Address of principal executive offices)  (Zip Code)


       Registrants telephone number, including area code:  (972) 783-0284
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Item 5.  Other Events

     On October 2, 2000, Zydeco Energy, Inc. ("Zydeco") appointed each of the following individuals to its Board of Directors, to serve in such capacities until his or her resignation or removal or until his or her successor shall have been duly appointed: Robert E. Conn, Marcia C. Kennedy, David G. Olson and Robert A. Veschi. These individuals will join Hugh D. Simpson, the current Chairman of the Board of Zydeco, on the Zydeco Board of Directors.
Additionally, Zydeco appointed James D. Nickell as Secretary.

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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              Zydeco Energy, Inc.


                              By:   /s/ Hugh D. Simpson
                                    --------------------------------------
                                    Hugh D. Simpson
                                    President and Chief Executive Officer


Date:  October 10, 2000

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